Putnam

Income Fund

Summary Prospectus	March 1, 2026

Class A	Class C	Class M	Class R	Class R5	Class R6	Class Y

PINCX	PUICX	PNCMX	PIFRX	PINFX	PINHX	PNCYX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling 1-800-225-1581 or by sending an e-mail request to funddocuments@putnam.com.

The fund’s prospectus and statement of additional information, both dated March 1, 2026, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Goal

The fund seeks high current income consistent with what the Investment Manager (as defined below) believes to be prudent risk.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in class A shares or $50,000 in class M shares of Putnam funds. More information about these and other discounts is available from your financial professional and in How do I buy fund shares? beginning on page 21 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page 20 of the fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)

Class A	4.00%	1.00%[1]

Class C	None	1.00%[2]

Class M	3.25%	None

Class R	None	None

Class R5	None	None

Class R6	None	None

Class Y	None	None

1 Applies only to certain redemptions of shares bought with no initial sales charge.

2 This charge is eliminated after one year.

Annual Fund Operating Expenses

(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimburse- ment[1]	Total annual fund operating expenses after expense reim- bursement

Class A	0.37%	0.25%	0.22%	0.84%	(0.11)%	0.73%

Class C	0.37%	1.00%	0.22%	1.59%	(0.10)%	1.49%

Class M	0.37%	0.50%	0.22%	1.09%	(0.11)%	0.98%

Class R	0.37%	0.50%	0.22%	1.09%	(0.10)%	0.99%

Class R5	0.37%	None	0.19%	0.56%	(0.11)%	0.45%

Class R6	0.37%	None	0.12%	0.49%	(0.11)%	0.38%

Class Y	0.37%	None	0.22%	0.59%	(0.11)%	0.48%

1 The Investment Manager has contractually agreed to waive fees and/or reimburse operating expenses of the fund (excluding payments under the fund’s distribution plans, payments under the fund’s investor servicing contract, brokerage, interest, taxes, investment-related expenses (including borrowing costs, i.e., short selling and lines of credit costs), extraordinary expenses, and acquired fund fees and expenses) so that the total annual fund operating expenses will not exceed 0.33% of the fund’s average net assets. Additionally, the Investment Manager has agreed to reduce its fees by an amount equal to the management fees paid by Franklin Templeton affiliated funds with respect to assets the fund invests in such affiliated funds. These obligations may not be modified or discontinued prior to February 28, 2027 without approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date). Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$472	$647	$837	$1,386

Class C	$252	$492	$856	$1,679

Class C (no redemption)	$152	$492	$856	$1,679

Class M	$422	$650	$896	$1,600

Class R	$101	$337	$592	$1,320

Class R5	$46	$169	$302	$691

Class R6	$39	$146	$263	$605

Class Y	$49	$178	$319	$728

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 431%.

Investments, risks, and performance

Investments

The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and related derivative instruments, and other obligations of companies and governments worldwide denominated in U.S. dollars or (to a lesser extent) foreign currencies, that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and that have intermediate- to long-term maturities (three years or longer). The fund currently has significant investment exposure to residential and commercial mortgage-backed securities.

The Investment Manager may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses, to a significant extent, derivatives, including credit default swaps, interest rate swaps, total return swaps, to-be-announced (“TBA”) commitments, futures, options and swaptions, including on mortgage-backed securities and indices, and certain foreign currency transactions for both hedging and non-hedging purposes including to obtain or adjust exposure to mortgage-backed investments.

Risks

It is important to understand that you can lose money by investing in the fund.

Market risk: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

Fixed income investments risk: The risks associated with fixed income investments include interest rate risk, which is the risk that the value of the fund’s investments is likely to fall if interest rates rise. Fixed income investments are also subject to credit risk, which is the risk that issuers of the fund’s investments may default on payment of interest or principal. Fixed income investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments), which can be more sensitive to changes in markets, credit conditions, and interest rates, and may be considered speculative. Mortgage- and asset-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. The fund’s investments in mortgage- and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid.

Focused investment risk: The fund currently has significant investment exposure to privately issued residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S.

government or its agencies or instrumentalities, which may make the fund’s net asset value more susceptible to economic, market, political and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants.

Derivatives risk: The fund’s use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivative positions and the potential failure of the other party to the instrument to meet its obligations. The risk of a party failing to meet its obligations may increase if the fund has significant exposure to that counterparty. The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures. Derivatives are also subject to other risks, including liquidity risk (e.g., liquidity demands arising from the requirement to make payments to a derivative counterparty), operational risk (e.g., settlement issues or system failures) and legal risk (e.g., insufficient legal documentation or contract enforceability issues).

Frequent trading risk: The fund expects to engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income and may incur higher transaction costs than funds with relatively lower turnover, which may detract from performance.

Large shareholder transaction risk: The fund is subject to the risk that shareholders will purchase or redeem large quantities of shares of the fund. The fund may be an investment option for mutual funds that are managed by the Investment Manager and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the fund. Such shareholders may at times be considered to control the fund. In addition, a large number of shareholders may collectively purchase or redeem fund shares in large amounts rapidly or unexpectedly. Large shareholder transactions may adversely affect the fund’s liquidity and net assets. These redemptions may also adversely affect the fund’s performance if the fund is forced to sell securities, which may also increase the fund’s brokerage costs.

Management and operational risk: There is no guarantee that the investment techniques, analyses, or judgments that the Investment Manager applies in making investment decisions for the fund will produce the intended outcome or that the investments selected for the fund will perform as well as other securities that were not selected for the fund. The Investment Manager, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad measure of market performance. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value per share, available at www.franklintempleton.com.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Annual total returns for class A shares before sales charges

Best Quarter:	Q4 2023	6.96%

Worst Quarter:	Q3 2022	-5.95%

Average annual total returns after sales charges

(for periods ended 12/31/25)

Share class	1 year	5 years	10 years

Class A before taxes	3.21%	-1.41%	1.87%

Class A after taxes on distributions	1.26%	-3.91%	-0.26%

Class A after taxes on distributions and sale of fund shares	1.86%	-2.13%	0.51%

Class C before taxes	5.79%	-1.32%	1.69%

Class M before taxes	3.69%	-1.50%	1.69%

Class R before taxes	7.35%	-0.83%	2.04%

Class R5 before taxes	7.89%	-0.29%	2.58%

Class R6 before taxes	7.89%	-0.24%	2.65%

Class Y before taxes	7.77%	-0.37%	2.52%

Bloomberg U.S. Aggregate Index (no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Class C share performance reflects conversion to class A shares after eight years.

Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

Your fund’s management

Investment Manager

Franklin Advisers, Inc. (“Franklin Advisers” or the “Investment Manager”)

Sub-advisors

Putnam Investment Management, LLC (“Putnam Management”)

Franklin Templeton Investment Management Limited (“FTIML”)

Portfolio managers

Albert W. Chan, CFA

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since 2024.

Tina Chou

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since 2024.

Patrick A. Klein, Ph.D.

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since 2024.

Michael V. Salm

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since 2007.

Matthew J. Walkup

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since 2024.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial professional or by calling Putnam Investor Services at 1-800-225-1581. Class M shares of the fund are available for purchase by individuals purchasing shares of the fund from Japanese distributors that have selling agreements with the fund’s distributor, Franklin Distributors, LLC (the “Distributor”).

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 219697, Kansas City, MO 64121-9697. The minimum initial investment of $500 is currently waived, although the fund reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (“NYSE”) is open. Shares may be sold or exchanged by mail, by phone, or, for exchanges only, online at www.franklintempleton.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at www.franklintempleton.com, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

This page intentionally left blank.

This page intentionally left blank.